UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 19, 2014 (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K filed on December 29, 2014 (the “Prior 8-K”), with the U.S. Securities and Exchange Commission (the “SEC”), on December 19, 2014, Earthstone Energy, Inc., a Delaware corporation  (“Earthstone” or the “Company”), completed the transactions, whereby the Company acquired from Oak Valley Resources, LLC, a Delaware limited liability company (“OVR”) its three wholly owned subsidiaries, pursuant to the Exchange Agreement dated May 15, 2014 and as amended September 26, 2014 between the Company and OVR (the “Exchange Agreement”), and acquired an additional 20% undivided ownership interest in certain oil and gas properties (the “2014 Eagle Ford Acquisition Properties”) pursuant to the Contribution Agreement dated October 16, 2014 (the “Contribution Agreement”) by and among the Company, OVR, Sabine River Energy, LLC, Oak Valley Operating, LLC, Parallel Resource Partners, LLC and Flatonia Energy, LLC.

The Company is filing this amendment to its Prior 8-K for the purpose of providing unaudited pro forma financial statements giving effect to both the Exchange Agreement and the Contribution Agreement, as required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited consolidated financial statements of OVR as of and for the three and nine months ended September 30, 2014 and 2013 and audited consolidated financial statements of OVR for the years ended December 31, 2013, 2012 and 2011 were previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on December 29, 2014.

The unaudited statements of revenues and direct operating expenses for the 2014 Eagle Ford Acquisition Properties for the nine months ended September 30, 2014 and 2013 and audited statements of revenues and direct operating expenses for these properties for the years ended December 31, 2013 and 2012 are attached hereto as Exhibit 99.4 and are incorporated by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined balance sheet of the Company as of September 30, 2014 and the unaudited pro forma condensed consolidated combined statements of operations for the twelve months ended December 31, 2013 and the nine months ended September 30, 2014 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description
99.1

Unaudited pro forma condensed consolidated combined balance sheet of Earthstone Energy, Inc. as of September 30, 2014, and unaudited pro forma condensed consolidated combined statements of operations of Earthstone Energy, Inc. for the twelve months ended December 31, 2013 and the nine months ended September 30, 2014.

99.4

Audited statements of revenues and direct operating expenses for the years ended December 31, 2013 and 2012 and unaudited statements of revenues and direct operating expenses for the nine months ended September 30, 2014 and 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: March 6, 2015	By:	/s/ Frank A. Lodzinski
Frank A. Lodzinski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Unaudited pro forma condensed consolidated combined balance sheet of Earthstone Energy, Inc. as of September 30, 2014, and unaudited pro forma condensed consolidated combined statements of operations of Earthstone Energy, Inc. for the twelve months ended December 31, 2013 and the nine months ended September 30, 2014.

99.4

Audited statements of revenues and direct operating expenses for the years ended December 31, 2013 and 2012 and unaudited statements of revenues and direct operating expenses for the nine months ended September 30, 2014 and 2013.